Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Quarterly Report on Form 10-Q of GXS Worldwide, Inc. (the “Registrant”) for the quarter ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Director, President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer, each certifies that, to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of the dates and for the periods expressed in the Report.

Date:  May 16, 2011

By:	/s/ Robert Segert	By:	/s/ Gregg Clevenger
	Name: Robert Segert		Name: Gregg Clevenger
	Title: Director, President and Chief Executive Officer		Title: Executive Vice President & Chief Financial Officer